SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 1999

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                    0-9624          22-2332039
    (State or other jurisdiction     (Commission     (I.R.S. Employer
          of incorporation)           File Number)    Identification No.)


                    P.O. Box 1232
               Cherry Hill, New Jersey                  08034
       (Address of principal executive offices)       (Zip Code)

   Registrant's telephone number, including area code: (609) 488-3838


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Item 4.           Changes in Registrant's Certifying Accountant.

                  On October 29, 1999, the Registrant engaged Stockton Bates, LLP, 42 South 15th Street, Suite 600, Philadelphia, PA 19102 as its principal accountants to audit its financial statements for the fiscal year ended June 30, 1999. During the Registrant's two most recent fiscal years or during the period from July 1, 1998 to October 28, 1999, Stockton Bates, LLP had not been engaged as either the principal accountant to audit the Registrant's financial statements, or as independent accountant to audit a significant subsidiary of the Registrant. During the Registrant's two most recent fiscal years, and during the period from July 1, 1998 to October 28, 1999, the Registrant did not consult Stockton Bates, LLP regarding either the application of accounting principles to any transaction, either completed or proposed, the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was either the subject of a disagreement or a reportable event.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be Signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 1, 1999        INTERNATIONAL THOROUGHBRED
                               BREEDERS, INC.

                               By/s/William H. Warner
                                    William H. Warner,
                                    Treasurer and Chief Financial Officer